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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2002

                           Prometheus Income Partners,
                        a California Limited Partnership
             (Exact name of registrant as specified in its charter)


         California                     000-16950               77-0082138
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


350 Bridge Parkway, Redwood, California                         94065-1517
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:          (650) 596-5300


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.   Other Events

On February 15, 2002, the Registrant mailed to all of its limited partners the letter (the "Letter") attached hereto as Exhibit 99.1 regarding the quarterly performance for the fourth quarter ending December 31, 2001 for the Registrant's properties.



           EXHIBITS



           99.1  Letter to Limited Partners Dated February 15, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Prometheus Income Partners,
                                            a California Limited Partnership
                                                    (Registrant)


Date: March 4, 2002                         By:  /s/ John J. Murphy
                                                 ------------------
                                                 John J. Murphy,
                                                 Vice President


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                                INDEX TO EXHIBITS

Exhibit Number                                 Description
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   99.1                       Letter to Limited Partners Dated February 15, 2002